EXHIBIT 10.2


                               AMENDMENT NO. 2 TO
                 STOCKHOLDERS AND REGISTRATION RIGHTS AGREEMENT


       THIS AMENDMENT NO. 2 TO THE STOCKHOLDERS AND REGISTRATION RIGHTS AGREEMENT (this "Amendment") made effective as of the 15th day of October, 2001 (the "Effective Date") by and among CollaGenex Pharmaceuticals, Inc., a Delaware corporation, with its principal place of business at 41 University Drive, Newtown, Pennsylvania 18940 (the "Company"), OCM Principal Opportunities Fund, L.P., a Delaware limited partnership (the "Investor"), and the individuals and entities listed on the signature pages hereto (the "Purchasers").

                                   WITNESSETH:

     WHEREAS, the Company, the Investor and the Purchasers are parties to that certain Stockholders and Registration Rights Agreement dated as of March 19, 1999, and subsequently amended in September 2000 pursuant to Amendment No. 1 to such agreement (the "Stockholders Agreement"); and

     WHEREAS, the Company, the Investor and the Purchasers desire to further amend the Stockholders Agreement to reflect the mutually agreed upon revised terms in accordance with the provisions of this Amendment.

     NOW THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Definitions.

        Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to them in the Stockholders Agreement.

     2. Amendment.

        The existing Section 4(g), Subsection (i) of the Stockholders Agreement regarding "Excluded Securities", is hereby amended and restated in its entirety to read as follows:

     "(i) Common Stock or options to purchase shares of Common Stock, issued to officers, employees or directors of, or consultants to, the Corporation, pursuant to the 1992 Stock Option Plan, the 1996 Stock Option Plan, the Non-Employee Director Option Plan or any other plan subsequently approved by the Corporation; provided, however, that the maximum number of shares of Common Stock heretofore or hereafter issued or issuable pursuant to all such agreements, plans and arrangements shall not exceed an aggregate of Three Million One Hundred Seventeen Thousand Four Hundred Thirty Nine (3,117,439) shares. Any option grant subsequent to the date of the filing of the Amended Certificate of Designation, Preferences and Rights of Series D Cumulative Convertible Preferred Stock of the Company filed by the Corporation with the Secretary of State of the State of Delaware in October 2001 (the "Amended Series D Certificate"), which otherwise requires the approval of the board of directors, shall require, prior to the time of such grant, the approval of the Series D Director (as defined in

Section 8(c) of the Amended Series D Certificate)."

     3. Reference to and Effect on the Stockholders Agreement.

          (a) On and after the Effective Date, each reference to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Stockholders Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Stockholders Agreement, a reference to the Stockholders Agreement in any of such instrument or document to be deemed to be a reference to the Stockholders Agreement as amended hereby.

          (b) Except as expressly amended by this Amendment, the provisions of the Stockholders Agreement shall remain in full force and effect.

     4. Governing Law.

        This Amendment shall be governed by and its provisions construed and enforced with the internal laws of the State of Delaware without reference to its principles regarding conflicts of laws.

     5. Counterparts.

       This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

                                    *********











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


     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered on the date first written above.

                           COLLAGENEX PHARMACEUTICALS, INC.


                           By: /s/ Brian M. Gallagher
                               --------------------------------------
                                    Name: Brian M. Gallagher
                                    Title: President and Chief Executive Officer


                           By: /s/ Nancy C. Broadbent
                               --------------------------------------
                                    Name: Nancy C. Broadbent
                                    Title: Chief Financial Officer

                           INVESTOR:

                           OAKTREE PRINCIPAL OPPORTUNITIES
                               FUND, L.P.


                           By: Oaktree Capital Management, LLC, its
                               general partner


                           By: /s/ Stephen A. Kaplan
                               --------------------------------------
                           Name: Stephen A. Kaplan
                           Title: Principal


                           By: /s/ Michael Harmon
                               --------------------------------------
                           Name: Michael Harmon
                           Title: Vice President















   [SIGNATURE PAGE TO AMENDMENT NO. 2 TO STOCKHOLDERS AND REGISTRATION RIGHTS
                                   AGREEMENT]

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

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered on the date first written above.

                                           PURCHASERS:


                                           /s/ Richard A. Horstmann
                                           -------------------------------------
                                           Richard A. Horstmann

                                           MARQUETTE VENTURE PARTNERS II, L.P.

                                           By:/s/ James E. Daverman
                                              ----------------------------------
                                           Name: James E. Daverman
                                           Title: Authorized Signatory


                                           MVP II AFFILIATES FUND, L.P.


                                           By:/s/ James E. Daverman
                                              ---------------------------------
                                           Name: James E. Daverman
                                           Title: Authorized Signatory


                                           /s/ Robert J. Easton
                                           -------------------------------------
                                           Robert J. Easton


                                           PEBBLEBROOK PARTNERS LTD


                                           By:/s/ Stuart Schube
                                              ----------------------------------
                                           Name: Stuart Schube
                                           Title: General Partner













   [SIGNATURE PAGE TO AMENDMENT NO. 2 TO STOCKHOLDERS AND REGISTRATION RIGHTS
                                   AGREEMENT]

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